NEWS RELEASE
COMPLETEL EUROPE N.V.                                         INVESTOR CONTACT :
Kruisweg 609                           Stefan Sater, Director Investor Relations
2132 NA Hoofddorp                                        Tel : +33 1 72 92 20 43
The Netherlands                                    E-MAIL : s.sater@completel.fr
+31 20 666 1701

(ParisBourse: CTL; NASDAQ: CLTL)
August 8, 2001

               COMPLETEL REPORTS SOLID 25% Q2 2001 REVENUE GROWTH,
                13% GROSS MARGIN AND PARIS TURNS EBITDA POSITIVE

Q2 2001 HIGHLIGHTS:

- Second quarter revenue grew 25% vs. Q1 2001, and 387% vs. Q2 2000, to Euro-24.5 million.

-    Gross margin expanded to 13% of revenues (vs a 5% margin in Q1 2001).

- On-Net customers grew by 219 (+21%), and retail customer sites grew by 170 (+22%).

- Paris turned EBITDA positive, 21 months after launch, following on from the success of the CompleTel business model demonstrated in Lyon, its first EBITDA positive city, in Q1 2001.

-    The adjusted EBITDA loss was reduced to Euro-23.9 million.

- Ongoing capital expenditures totaled Euro-50 million (vs.Euro-54 million in the prior quarter).

- The Estel acquisition was closed and partnerships were signed with European CLECs, Genesys and ARES to extend CompleTel's product range and distribution channels.

SUMMARY FINANCIAL INFORMATION

-----------------------------------------------------------------------------------------------------
                                  2000 Q4     2001 Q1     2001 Q2       GROWTH           GROWTH
IN EUR MILLIONS                                                          Q1/Q4           Q2/Q1
-----------------------------------------------------------------------------------------------------
Revenue                                15.1        19.7        24.5             30%              25%
-----------------------------------------------------------------------------------------------------
Gross Margin                            0.6         1.0         3.2             66%             228%
-----------------------------------------------------------------------------------------------------
Adjusted EBITDA                       (29.7)      (24.3)      (23.9)            18%               2%
-----------------------------------------------------------------------------------------------------
Cash End Of Period                    431.4       359.6       259.1            (17%)            (28%)
 (including restricted cash)
-----------------------------------------------------------------------------------------------------

Note: Adjusted EBITDA in Q2 2001 excludes a restructuring charge of Euro-3.7 million.

PARIS, AUGUST 8, 2001 - CompleTel today announced a number of Q2 achievements: its sixth consecutive quarter of solid growth in revenues, rising 25% to Euro-24.5 million, quarter on quarter; a gross margin of 13%; its second EBITDA positive city - Paris; and a cash balance of Euro-259.1 million at the end of the quarter. CompleTel believes it retains the balance sheet strength and access to funds to execute its current business plan, including the recent successful purchase of 100% of Estel S.A.

OPERATING STATISTICS SUMMARY

-------------------------------------------------------------------------------------------------
                                  2000 Q4     2001 Q1      2001 Q2       GROWTH        GROWTH
ON-NET METRICS                                                            Q1/Q4        Q2/Q1
-------------------------------------------------------------------------------------------------
Retail Sites connected                  629         759           929           21%          22%
-------------------------------------------------------------------------------------------------
Total Customers connected               654         735           865           12%          18%
-------------------------------------------------------------------------------------------------
Customers signed                        896       1,027         1,246           15%          21%
-------------------------------------------------------------------------------------------------
Customer orders                       2,094       2,654         3,414           27%          29%
-------------------------------------------------------------------------------------------------
Local route kilometers                1,490       1,678         2,050           13%          22%
-------------------------------------------------------------------------------------------------
Quarterly Switched mins                 425         691           819           63%          19%
(Millions)
-------------------------------------------------------------------------------------------------


*Note figures above include Estel as of June 1st, 2001: Retail sites 40, Customers Connected 34, Customers Signed 45, Customer Orders 66, Local Route Kilometers 245.)

CompleTel made solid operational progress in Q2 2001. On-Net customers grew by 21% (+17% excluding Estel.) Customers also continued to show satisfaction with CompleTel by buying services in additional sites and ordering more services in existing sites. The number of multi-site retail customers grew, with sites connected growth of 22% in the quarter, and orders per retail customer increased to 2.4 orders, vs. 2.2 in the prior quarter. Sequential retail ARPU grew slightly to Euro-3,900 for consolidated French and German clients (based on clients with ARPU of over Euro-500, which represent more than 90% of our revenue base). German sequential ARPU grew from Euro-2400 to Euro-2900.

On-Net revenue represented 95% of total revenue. Voice revenue showed significant growth, notwithstanding an unusual number of national holidays in the quarter that are estimated to have reduced potential traffic by up to 10%. Carrier services growth slowed somewhat as the long distance market showed signs of temporary consolidation. Since the launch of data center operations in January 2001, 95 new hosting customers have been signed and IDC revenues were Euro-1.1 million as demand proved weak. iPcenta in France is developing a new partnership with a major systems integrator - ARES, so as to enhance both the product offering and distribution of its advanced hosting and other services. Total German revenue grew 82% to Euro-5.1 million, while French revenue grew 19% to Euro-18.6 million.

REVENUE BREAKDOWN

-------------------------------------------------------------------------------------------------------
                                  2000 Q4     2001 Q1      2001 Q2         GROWTH          GROWTH
IN EUR MILLIONS                                                             Q1/Q4           Q2/Q1
-------------------------------------------------------------------------------------------------------
Voice                                   4.0         5.8            8.6             45%             47%
-------------------------------------------------------------------------------------------------------
Internet & Data                         1.1         1.9            2.7             73%             43%
-------------------------------------------------------------------------------------------------------
Carriers                                1.7         2.8            3.6             65%             30%
-------------------------------------------------------------------------------------------------------
ISP/IAP Dial Up Termination             5.7         6.9            8.4             21%             20%
-------------------------------------------------------------------------------------------------------
TOTAL ON-NET REVENUE                   12.5        17.4           23.3             39%             34%
-------------------------------------------------------------------------------------------------------
IDC and Other                           1.9         1.7            1.1            (11%)           (30%)
-------------------------------------------------------------------------------------------------------
Indirect                                0.7         0.6            0.1            (14%)           (78%)
-------------------------------------------------------------------------------------------------------
TOTAL REVENUE                          15.1        19.7           24.5             30%             25%
-------------------------------------------------------------------------------------------------------


Note: Total Revenues include Estel revenues of Euro-601.000, consolidated as of June 1, 2001.

David Lacey, CFO, commented, "CompleTel delivered another solid financial quarter notwithstanding business days lost to national holidays. Revenue grew 25% over the prior quarter, while gross margin of Euro-3.2 million showed strong sequential improvement. Reaching a 13% margin demonstrates that substantial operating leverage is just starting to be unlocked. Overall, SG&A and allocated costs were reduced to 111% of revenues, from 128% in the prior quarter. We are also pleased to report that our first Tier 1 market - Paris has turned EBITDA positive this quarter, following on from our first EBITDA positive city Lyon in Q1. Cash outlays for the quarter included one-off items such as our acquisition of Estel and costs associated with the completion of our network backbone within the cities where we operate. We have incurred a restructuring charge of Euro-3.7million, principally to right size our IDC business, which is being fully integrated into CompleTel's core activities."

OUTLOOK: SECOND HALF OF 2001

Anticipated carrier and Internet Data Services market weakness, expected in the second half of 2001, has lead CompleTel to revise revenue range forecasts for 2001 to Euro-110-120 million, and an EBITDA loss ranging from Euro-85 million to Euro-75 million.

Numerous Carrier's have made public their plans to postpone expansion targets for the French and German markets, and thus market growth in the short term will likely rely on organic development in that segment. IDC markets are also experiencing softer demand than anticipated, and CompleTel is reviewing its iPcenta business so as to integrate it more effectively within its CLEC product offering.

CompleTel forecasts reaching EBITDA breakeven in the second half of 2002 and remains confident in the strength of its management team, its balance sheet, its ability to execute its business plan and its access to adequate funding.

COMPLETEL EUROPE NV (PARISBOURSE: CTL; NASDAQ:CLTL).
CompleTel is a facilities-based provider of fiber optic local access telecommunications and Internet services to business end-users, carriers and ISPs in France and Germany, with iPcenta IDC services in France, Germany and the UK.

NOTE:

The revenue and EBITDA forecasts in this outlook section, as well as other information in this press release, constitute "forward-looking statements" within the meaning of Section 21E of the U.S. Securities Exchange Act. These forward-looking statements are identified by their use of such words as "believe," "should," "will," "expects," "plan," "target," "forecast," "sign," and similar expressions. Such statements are based on the current expectations and assumptions of the management of CompleTel only, and CompleTel does not undertake to publicly update or revise these statements, whether as a result of new information, future events or otherwise. These forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause CompleTel's actual future results, performance and achievements to differ materially from those forecasted or suggested in this press release. With respect to revenue forecasts, such factors include, but are not limited to: (a) decline in demand for CompleTel's telecommunications services; (b) pricing pressures from CompleTel's direct competitors as well as from providers of alternative services; (c) failures, shutdowns or service disturbances with respect to CompleTel's networks; and (d) worsening carrier and Internet data market weakness. In addition to these risks, EBITDA forecasts and other forward-looking information in this press release are subject to such risks as: (a) unforeseen delays or increased expenditures incurred in the construction of CompleTel's networks and IDCs; (b) CompleTel's inability to develop and maintain efficient operations support; (c) regulatory developments in Europe adverse to CompleTel or difficulties of CompleTel in maintaining necessary telecommunications licenses or other governmental approvals; (d) CompleTel's inability to obtain, from banks or the capital markets, financing on satisfactory terms; and (e) the impact of new business opportunities requiring significant up-front investment by CompleTel. For a more detailed discussion of such risks affecting the company, please refer to CompleTel's prospectuses and 10-K,10-Q and 8-K reports filed with the U.S. Securities and Exchange Commission.


 PARIS OFFICE: TOUR EGEE, 9-11 ALLEE DE L'ARCHE, 92671 COURBEVOIE CEDEX, FRANCE
                             TEL : +33 1 72 92 20 00

                                www.completel.com

COMPLETEL EUROPE N.V. AND SUBSIDIARIES

CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(Stated in thousands of Euros, except share and per share amounts)

                                                                 (Unaudited)           (Unaudited)
                                                                 Three Months          Three Months
                                                                 Ended June 30         Ended March 31
                                                              --------------------  ---------------------
                                                                     2001                   2001
                                                              --------------------  ---------------------
REVENUE                                                                    24 496                 19 656

OPERATING EXPENSES:
      Network costs                                                        21 332                 18 691
      Selling, general and administrative                                  25 236                 23 442
      Allocated costs from affiliate                                        1 865                  1 855
      Non-cash compensation charges                                         1 733                 (1 731)
      Depreciation and amortization                                        12 541                  9 506
      Restructuring  and other charges                                      3 733
                                                              --------------------  ---------------------
          Total operating expenses                                         66 440                 51 763
                                                              --------------------  ---------------------

OPERATING LOSS                                                            (41 944)               (32 107)

OTHER INCOME (EXPENSE):
      Interest income                                                       3 559                  5 398
      Interest expense, net of capitalized interest                        (7 011)                (8 345)
      Foreign exchange gain (loss) and other expense                       (5 124)                (5 548)
                                                              --------------------  ---------------------

          Total other income (expense)                                     (8 576)                (8 495)
                                                              --------------------  ---------------------

NET LOSS                                                                  (50 520)               (40 602)
                                                              ====================  =====================

BASIC AND DILUTED LOSS PER ORDINARY  SHARE                                  (0,32)                 (0,26)
                                                              ====================  =====================

WEIGHTED AVERAGE NUMBER OF ORDINARY
      SHARES OUTSTANDING                                              157 418 830            157 413 763
                                                              ====================  =====================

ADJUSTED EBITDA                                                           (23 937)               (24 332)
                                                              ====================  =====================

COMPLETEL EUROPE N.V. AND SUBSIDIARIES

CONSOLIDATED CONDENSED BALANCE SHEETS
(Stated in thousands of Euros)

                                                                                      (Unaudited)        (Unaudited)
                                                                                        June 30,          March 31,
                                                                                          2001               2001
                                                                                    -----------------  -----------------
                               ASSETS

CURRENT ASSETS :
      Cash and cash equivalents                                                              205 414            292 523
      Short-term investments, restricted                                                      27 410             27 690
      Customer accounts receivable, net of allowance for doubtful receivables
       of 1,998 and 1,200 as of June 30, 2001 and March 31, 2001, respectively                21 231             17 370
      Affiliate receivables                                                                    2 181              1 500
      Prepaid expenses, VAT receivables and other current assets                              42 918             44 020
                                                                                    -----------------  -----------------
          Total current assets                                                               299 154            383 103
                                                                                    -----------------  -----------------
NON-CURRENT ASSETS :
      Property and equipment, net                                                            398 900            346 223
      Licenses and other intangibles, net                                                     13 676              6 678
      Deferred financing costs, net                                                           14 432             15 161
      Non-current investments, restricted                                                     26 262             39 410
      Other non-current assets                                                                 2 331              2 200
                                                                                    -----------------  -----------------
          Total non-current assets                                                           455 601            409 672
                                                                                    -----------------  -----------------
TOTAL ASSETS                                                                                 754 755            792 775
                                                                                    =================  =================

          LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
      Network vendor payables                                                                 49 599             51 937
      Accrued liabilities and trade accounts payable                                          76 196             77 349
      Affiliate payables                                                                       2 758                597
                                                                                    -----------------  -----------------
          Total current liabilities                                                          128 553            129 883

LONG-TERM DEBT                                                                               301 767            289 506
                                                                                    -----------------  -----------------
TOTAL SHAREHOLDERS' EQUITY                                                                   324 435            373 386
                                                                                    -----------------  -----------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                   754 755            792 775
                                                                                    =================  =================